PRICING SUPPLEMENT NO. 3 DATED OCTOBER 27, 1995
            (To Prospectus dated March 24, 1995 File No.: 33-57671)
                      Filed Pursuant to: Rule 424 (b) (3)





                                $250,000,000.00

                                 COMDISCO, INC.

                               Medium-Term Notes
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                               October 27, 1995

Maturity Date:                               October 27, 1997

Principal Amount:                            $5,000,000.00

Price to Public:                             100%

Initial Interest Rate:                       6.12%

Interest Payment Dates:                     March 1 and September 1

Form:                __X__ Book Entry                         _____ Certificated

Optional Redemption Date:                   N/A

Optional Repayment Date:                    N/A

Agent's Discount or Commission:            $12,500.00

Cusip Number:                              20033R DF 3


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